UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 3, 2008

Alternative Construction Technologies, Inc.
(Exact name of registrant as specified in its charter)

Florida
(State or Other Jurisdiction of Incorporation)

333-128191	20-1776133
(Commission File Number)	(IRS Employer Identification No.)

2910 Bush Drive. Melbourne, Florida	32935
(Address of Principal Executive Offices)	(Zip Code)

(800) 859-8813
Registrant’s telephone number, including area code

(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS

On November 3, 2008, the Company was notified by its registered agent that it was served with a verified complaint captioned Roswell Capital Partners, LLC, as Collateral Agent; Bridgepointe Master Fund Ltd.; CAMHZN Master LDC; and CAMOFI Master LDC vs. Alternative Construction Technologies, Inc. et al. (the “Complaint”).  The Complaint, which was filed in the Circuit Court Eighteenth Judicial Circuit, Brevard County, Florida relates to the investment made by the plaintiffs (the “Secured Lenders”) in 2007 in convertible debentures of the Company (the “Debentures”) and a Secured Line of Credit made to the Company in May of 2008 (the “LOC”) by these same parties.  The Debentures are secured by certain assets of the Company and its subsidiaries, including three patents of the company as well as real property of the company located in Bolivar, TN.  The LOC is secured by specific contracts and guarantees of certain of the Company’s subsidiaries.  The plaintiffs had previously notified the Company of defaults under the Debentures and the LOC and their intent to foreclose on the assets securing these instruments.  The lawsuit asserts breaches of the various documents executed by the Company and its subsidiaries in connection with the issuance of the Debentures and of the loan agreements signed by the Company in connection with the LOC.  In addition to monetary damages, the lawsuit seeks a determination that the Secured Lenders hold a valid lien in certain assets of the Company, seeks an order of foreclosure relating to assets subject to valid lien (except to real property located outside of Florida) and the appointment of a receiver.

The Company is assessing its options and will respond to the lawsuit shortly.  Among the options being considered are counterclaims against the Secured Lenders for violations of state and federal lending and securities laws, a buy-out of all or some of the obligations which are the subject of this lawsuit, commencing vigorous enforcement actions to collect the debts underlying the contracts securing the LOC, making third party claims related to the defaults, and a reorganization under the Federal Bankruptcy Act.  While the Company is hopeful that a satisfactory resolution of this matter will be achieved, no assurance can be given at this time that this will occur, in which case, if successful in this lawsuit, the Secured Lenders would materially adversely affect the Company’s business.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(a)Financial Statements

Not applicable.

(b)Pro Forma Financial Information

Not applicable.

(c)Exhibits:

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE CONSTRUCTION TECHNOLOGIES, INC.

Date: November 7, 2008	By:	/s/ Anthony Francel
Name Anthony Francel
Title Chief Executive Officer